EXHIBIT 31.2 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Christine A. Griffin, Chief Executive Officer and Chief Financial Officer of United Mortgage Trust (the "Company"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's amended Annual Report on Form 10-Q for the period ended March 31, 2007 (the "Report"). I hereby certify that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the end of that period.

UNITED MORTGAGE TRUST

Date: May 15, 2007	By	/s/ Christine A. Griffin
President and Chief Executive Officer

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